Lord Abbett  Bond-Debenture Fund

                      SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999


                                             [GRAPHIC OMITTED]

                                              A mutual fund with a multi-faceted
                                              approach to seeking high income

                                     [LOGO]

        Lord Abbett Bond-Debenture Fund

[GRAPHIC OMITTED]

          Since its establishment in 1971, Lord Abbett Bond-Debenture Fund has sought the best of both worlds --high current income and capital growth. The Fund's flexible investment approach, combined with Lord Abbett's value management style, has produced a history of strong performance in a variety of economic climates.

          Morningstar says: "...Towle's credit selection has been strong enough to give this fund one of the category's more attractive risk/reward profiles."

          Morningstar Mutual Funds, January 22, 1999
--------------------------------------------------------------------------------
                          Average Annual Rates of Total Return as of 6/30/99 (1)
Historically Consistent
Total Returns
[GRAPHIC OMITTED]

For the past 20 years    +10.5% per year
For the past 15 years    +10.7% per year
For the past 10 years    +9.8% per year
For the past 5 years     +9.1% per year
For the past year        +1.3% per year
--------------------------------------------------------------------------------
Flexibility    The  Fund's  flexible  investment  policy  enables it to adapt to
               changing  economic  conditions.   (See  page  4  for  the  Fund's
               portfolio composition.)
--------------------------------------------------------------------------------
                                      Dividend Distribution Rates on 6/30/99 (2)
High Current Income
[GRAPHIC OMITTED]

At Net Asset Value         +8.13%
At Maximum Offering Price  +7.75%
--------------------------------------------------------------------------------
Average Annual Total
Returns

Average annual total returns for periods ended 6/30/99 at the Class A share maximum sales charge of 4.75%, with all distributions reinvested:

10 years     +9.28%
5 years      +8.04%
1 year       -3.50%



     The Fund's SEC yield for the 30 days ended 6/30/99 was 7.39%.  Total return
     is  the  percent  change  in  value,   assuming  the  reinvestment  of  all
     distributions.

               The results quoted herein represent Class A share past performance, which is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

          (1) Class A share performance at net asset value. The Series issues additional classes of shares with distinct pricing options. See Important Information on page 5.


          (2) Based on the Class A share monthly dividend of $. 0625, annualized.

[PHOTO]

ROBERT S. DOW
CHAIRMAN

JULY 15, 1999

"Bond-Debenture Fund's flexible invest ment strategy helps investors access opportunities in highyield, convertible and government bonds."


                             Report to Shareholders
                     For the Six Months Ended June 30, 1999

Lord Abbett Bond-Debenture Fund completed the first half of its fiscal year on June 30, 1999, with net assets of approximately $3.8 billion. Below is an overview of Class share performance for the period.

                                                 Six Months Ended June 30, 1999
                        --------------------------------------------------------
                        Class A     Class B     Class C      Class P    Class Y
                        --------------------------------------------------------
Net asset value          $9.22       $9.22        $9.23       $9.22      $9.21

Dividends                $0.38       $0.34        $0.34       $0.37      $0.39

Total return (1)(2)       1.6%        1.3%       $1.2%         1.5%       1.8%

Interest rates in general continued to rise during the first half of the Fund's fiscal year, and the U.S. economy continued to grow. Many global economies, including those in the Pacific Rim and South America, showed definite signs of improvement. Despite little hard evidence of increasing wages or rising basic materials costs, the strength of the U.S. economy sparked concerns about a surge in inflation. Against this backdrop, the U.S. Federal Reserve Board (the "Fed") increased its key interest rate by 0.25%. Bond prices generally declined during the period.

Bond-Debenture Fund's flexible investment strategy helps investors access opportunities in high-yield, convertible and government bonds. During the period under review, the Fund emphasized holdings in high-yield/lower-rated bonds, which enabled it to perform well when compared to traditional government or investment-grade bonds. (3) Positions in convertible bonds also helped boost performance, especially during the month of April when the stock market advanced strongly and convertible securities posted solid returns.

Given the market's concerns about interest rates and inflation, the Fund's management team reduced the portfolio's duration and holdings in government bonds because of their interest-rate sensitivity. Positions in convertible bonds were also reduced because we believed that many of these investments had reached their full value prices during April's equity market rally.

Despite fears in the marketplace, we are optimistic that inflation will not become a threat to the U.S. economy. With the increase in rates that has occurred since the beginning of 1999 and the U.S. Federal Reserve Board's recent interest rate hike, we expect the U.S. economy to grow at a more sustainable rate of 2.5 to 3% during the second half of 1999. At this level of growth, much of the inflationary fear that has consumed the market recently will likely be eliminated. We believe that this will create an improved environment for bond investments in general and particularly for high-yield/lower-rated investments, which tend to perform well as global economies and corporate earnings grow. Therefore, we expect to remain overweighted in this area during the coming months to benefit from high current yields and to position the Fund to capture potential capital appreciation when conditions in the bond market improve.

Thank you for choosing Lord Abbett Bond-Debenture Fund. We look forward to helping you reach your financial goals in the years ahead.

(1) Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

(2)  Not annualized.

(3) Unlike Treasury securities, an investment in the Fund is neither insured nor guaranteed by the U. S. government and is regarded as involving a greater degree of risk. The Fund's share price and income are not guaranteed and the value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Aiming for High Total Returns

Seeking High Returns

Dividend distribution rates were 8.13% and 7.75% (based on the Class A share net asset value and maximum offering price, respectively, on 6/30/99, and the monthly dividend of $.0625, annualized). See Important Information on page 5.

Striving for Consistency of Performance

The Fund's goal is high total return through high current income and capital appreciation. The Fund strives for competitive returns in both up and down markets.

               Growth of $10,000 Investments: 4/1/71-6/30/99 (1)


1973-1974
The last major bear market;
the unmanaged S&P 500 declined 37.3%. The Fund mitigated the decline, then recovered strongly.

1977-1981
Interest rates soared; bond prices sank. The Fund was up every year.

1990-1991
Recession and the Middle East crisis jolted all markets; lower rated bond market especially hard hit. The Fund mitigated the decline, then recoverd strongly.

1997-1998
Global economic fears hurt high-yield bonds. The Fund posted a positive total return.

[GRAPHIC OMITTED]

The Fund

Average of High
Current Yield Funds (2)

Inflation
(Consumer Price Index)

This graph illustrates total return performance of Class A shares. The Fund's results do not include the maximum sales charge of 4.75% applicable to Class A share investments under $100,000; there is no sales charge on investments of $1 million or more. For performance at the Class A share maximum sales charge, see inside front cover. See Important Information on page 5. Past performance does not guarantee future results.

(1) The Fund commenced operations on 4/1/71.
(2) Source: Lipper, Inc.

Performance Update

The Fund has an impressive history of protecting long-term income investors from inflation. Below, the Fund's growth is compared to the Consumer Price Index, a standard inflation measure, through various economic, interest-rate and inflation environments. (1)

                          The Fund Versus Inflation
                          $100,000 Invested: 4/1/71- 6/30/99 (2)

$100,000 invested at
the Fund's inception
grew to over $1 million


                                    Value of
                                   $100,000
   Year           Annual     Investment with          Inflation
   Ended        Dividends     all Distributions     (Consumer
   Dec. 31     Reinvested        Reinvested        Price Index)
                                                              -
   1971 (3)    $  3,450          $ 103,588           $102,750 |
   1972           7,460            110,073            106,250 |     From the early 1970s
   1973           8,204             99,239            115,500 |     through  the early
   1974           9,163             94,202            129,750 |     1980s,  the U. S.
   1975           9,719            122,105            138,750 |     economy  experienced
   1976          10,970            159,867            145,500 |--   rapidly  rising
   1977          11,883            171,064            155,250 |     inflation and
   1978          14,100            175,803            169,250 |     interest rates. The
   1979          16,410            188,105            191,750 |     Fund  kept pace with
   1980          18,614            204,818            215,750 |     inflation  over this
   1981          22,844            215,671            235,000 |     turbulent period.
   1982          27,279            275,072            244,000 |
                                                             =
   1983          31,092            321,561            253,250 |     As   the  rate  of
   1984          37,521            337,510            263,250 |     inflation  and
   1985          43,150            408,427            273,250 |     interest  rates
   1986          48,531            451,763            276,250 |--   declined  in  the
   1987          51,214            460,251            288,500 |     1980s, the  Fund
   1988          53,120            523,756            301,250 |     outperformed the CPI
   1989          59,178            550,254            315,250 |     by  an   average of
                                                             =      6.7% per year.
   1990          66,312            508,602            334,500 |
   1991          71,085            703,596            344,750 |
   1992          77,910            816,148            354,750 |    During the  economic
   1993          82,556            946,487            364,500 |    expansion  of  the
   1994          86,858            909,890            374,250 |--  1990s,  the  Fund
   1995          95,753          1,069,120            383,750 |    outperformed the CPI
   1996         103,439          1,188,430            396,500 |    by  an  average  of
   1997         104,367          1,339,297            403,250 |    8.0% per year.
   1998         108,089          1,403,094            409,750 |
6/30/99          56,612          1,424,740            415,500 |
                                                             =
Total Dividends
Reinvested:  $1,336,883
--------------===========-------------------------------------
Average Annual Rate of Return:      9.86%               5.17%
 -----------------------------------======--------------=====


   The dollar amounts of capital gains distributions reinvested in Fund shares were: 1973-$1,559; 1977-$971; 1978-$7,503; 1979-$5,622;
   1980-$769; 1981-$2,765; 1984-$4,516; 1986-$5,415; total : $29,120.

   Source: Lord, Abbett & Co.

(1)  See Important Information on page 5.

(2) Fund investment reflects the deduction of the reduced 3.75% sales charge applicable to Class A share investments of $100,000. The maximum sales charge applicable to Class A shares is 4.75%.

(3)  Nine months only. The Fund began operations on 4/1/71.

Management in Action

The Fund's 3-Way Focus

1. High-yield Corporate Debt and Straight-preferred Stocks: 68.0% (1)

The Fund's lower rated debt holdings pay high income and help minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

2. Equity-related Securities: 15.3% (1)

Capital appreciation is sought by investing in convertible bonds and convertible preferred stocks, which may be exchanged for common stock. When the underlying stock rises, these equity-related issues generally increase in value.

3. High-grade Debt and Other Assets, Less Liabilities: 16.7% (1)

High-quality issues, corporate issues and U.S. Government-backed securities provide a dependable stream of high current income.



Current Dividend Distribution Rates: 8.13% and 7.75% (based on the Class A share net asset value and maximum offering price, respectively, on 6/30/99, and the monthly dividend of $. 0625, annualized). See Important Information on page 5.


A History of the Fund's Portfolio Blend

[GRAPHIC OMITTED]

High-yield/lower-rated Corporate Debt and Straight-preferred Stocks

Equity-related  Securities  (Convertible  Debt,   Convertible-preferred  Stocks,
Common Stocks, Warrants)

High-grade Debt (U. S. Gov't and Agency Obligations, Higher Rated Straight Debt) and Other Assets, Less Liabilities

The Fund produced  positive  total returns 18 out of the last 20 calendar  years
(2)

Consistency of Performance... Over the Long Term

Over the last 20 years (between 1979 and 1998), Lord Abbett Bond-Debenture Fund shareholders holding the Fund for any ten-year period earned average annual returns of at least 9.5% per year (3) :

  Average Annual Total Returns for 10-Year Periods Ending December 31:

1988      1989      1990     1991      1992      1993      1994     1995      1996      1997     1998

11.5%     11.3%     9.5%      12.6%    11.5%     11.4%     10.4%     10.1%    10.2%     11.3%     10.4%

(1) Percent of net assets on 12/31/98. The Fund's portfolio is actively managed and subject to change.

(2)  At net asset value. All years end 12/31.

(3)  All periods end 12/31.  Assumes  investment  in Class A shares at net asset
     value.  Total  return  is  the  percent  change  in  value,   assuming  the
     reinvestment of all distributions.

     A Note About Year 2000 Matters

     As you may know, there has been extensive media coverage about possible problems that may arise as a result of uncertainties about the ability of computers to "understand" dates using the year 2000. Potentially, these problems could disrupt the services and systems that the Fund relies on in its daily operations.

     As a general matter, we believe the financial industry has taken a leadership role addressing year 2000 (Y2K) issues and this should help to inspire confidence among concerned investors. More specifically, Lord Abbett, Lord Abbett Distributor LLC and the Fund's transfer agent, custodian and other providers of services critical to the Fund have been actively working on reviewing and replacing or updating computer systems and computer-to-computer interfaces, as needed. Each has completed or is in the process of testing new or revised systems and interfaces and generally expects that their systems, as well as those of their key external service providers, will be ready to handle Y2K without significant problems. Furthermore, the Fund has been routinely taking each company's Y2K preparations into account when considering or reviewing investments.

     In summary, while the Y2K problem is unprecedented and we cannot completely eliminate the possibility that the Fund could be affected in some way, we are confident that all parties involved are taking appropriate steps to resolve Y2K concerns.

     Important Information

     SEC yield is calculated on the Class A share maximum offering price of $9.68 on 6/30/99, using a standard method which does not take into account certain portfolio strategies. The Fund's distribution rate differs from its SEC yield primarily because the Fund purchases short-and intermediate-term high-coupon securities at a premium and distributes to shareholders all of the interest income on those securities without amortizing the premiums. This practice is consistent with applicable tax regulations and generally accepted accounting principles, but may result in a decrease in the net asset value of shares of the Fund as the market values of the premium securities decrease over time.

     Bonds purchased are subject to market fluctuations upward and downward inversely to the rise and fall of interest rates. Common stocks are subject to market fluctuations providing potential for gain and risk of loss. Lower rated bonds generally provide a higher yield than higher rated bonds of similar average maturity, but have greater credit risk.
     Non-investment-grade, fixed-income securities generally involve greater volatility of price to principal and income than securities in higher ratings categories. Performance results quoted herein reflect past performance, current sales charges (where applicable) and appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Tax consequences are not reflected. The Fund's sales charge structure has changed in the past. The Fund issues additional classes of shares, with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Fund's current prospectus. If used as sales material after 9/30/99, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                                Statement of Net Assets
                                June 30, 1999

                                                                                                   Principal
                                                                                                   Amount
                              Investments                                                           (000)          Value
-----------------------------------------------------------------------------------------------------------------------------
Investments in Securities 100.27%
-----------------------------------------------------------------------------------------------------------------------------
High-Yield Corporate Debt 67. 17%
-----------------------------------------------------------------------------------------------------------------------------
Air Transportation 1. 27%   America West Airlines Inc. 10 3/4/2005                                $  15,000  $   15,675,000

                            Aviation Sales Company 8 1/8/2008                                         7,810       7,341,400

                            Canadian Airlines Corp. Sr. Secured Notes 10/2005 (F)                    10,000       7,450,000

                            Continental Airlines 8/2005                                               6,250       6,071,287

                            Piedmont Aviation Inc. Equipment Trust Certificate 10.35/2011             2,000       2,095,000

                            Trans World Airlines Inc. Sr. Secured Notes 11 1/2/2004                   7,500       6,637,500

                            US Air Inc. Equipment Trust Certificate 10 1/2/2004                       2,634       2,776,399

                            Total                                                                                48,046,586
                           -----------------------------------------------------------------------------------==============
                                                                                                                          5

                           Statement of Net Assets
                           June 30, 1999

                                                                                                  Principal
                                                                                                   Amount
                           Investments                                                                (000)         Value
-----------------------------------------------------------------------------------------------------------------------------
Automotive 3.76%           Accuride Corp. 9 1/4/2008                                             $   12,750  $   12,558,750

                           Atlantic Express Transportation Corp. Sr. Secured Notes 10 3/4/2004        6,200       6,169,000

                           Atlantis Group Inc. 11/2003                                                5,000       5,125,000

                           Blue Bird Body Company 10 3/4/2006                                         5,000       5,350,000

                           Collins & Aikman Products Co 11 1/2/2006                                  15,000      15,225,000

                           Diamond Triumph Auto 9 1/4/2008 +                                         10,000       9,750,000

                           Dura Operating Corp. 9/2009 +                                             15,000      14,475,000

                           LDM Technologies Inc. 10 3/4/2007                                          6,000       5,970,000

                           Lear Corp. 8. 11/2009 +                                                   12,000      11,662,500

                           Navistar Financial Corp. 9/2002                                           10,000      10,300,000

                           Navistar International Corp. 8/2008                                       12,500      12,312,500

                           Oshkosh Truck Corp. 8 3/4/2008                                            15,000      15,000,000

                           Safelite Glass Corp. 9 7/8/2006                                           10,000       9,300,000

                           Venture Holding Trust 9 1/2/2005                                          10,000       9,500,000

                           Total                                                                                142,697,750
-------------------------------------------------------------------------------------------------------------================
Banking .30%               Ocwen Federal Bank FSB 12/2005                                             7,000       6,370,000

                           Ocwen Financial Corp. 11 7/8/2003                                          5,100       4,870,500

                           Total                                                                                 11,240,500
-------------------------------------------------------------------------------------------------------------================
Broadcasting 6.01%         Allbritton Communications Co. 9 3/4/2007                                  25,000      25,687,500

                           American Radio System Corp. 9/2006                                        13,500      14,354,293

                           Chancellor Media Corp. 9 3/8/2004                                         25,000      25,562,500

                           Chancellor Media Corp. 10 1/2/2007                                         5,000       5,475,000

                           Cumulus Media Inc. 10 3/8/2008                                             9,000       9,585,000

                           CBS Inc. 8 7/8/2022                                                        3,000       3,210,060

                           Granite Broadcasting Corp. 10 3/8/2005                                    12,500      12,781,250

                           Grupo Televisa, S. A. Zero coupon due 2008** (F)                          23,000      18,860,000

                           Grupo Televisa, S. A. 11 7/8/2006 Series B (F)                            15,000      15,600,000

                           Interep National Radio Sales, Inc. 10/2008                                10,000      10,250,000

                           Jacor Communications Inc. 9 3/4/2006                                      10,000      10,775,000

                           Sinclair Broadcasting Group 8 3/4/2007                                     7,500       7,331,250

                           Sinclair Broadcasting Group 10/2005                                       50,000      51,625,000

                           TV Azteca De CV S. A. 10 1/2/2007 (F)                                     22,000      16,830,000

                           Total                                                                                227,926,853
-------------------------------------------------------------------------------------------------------------================
Building Materials 1. 45%  American Builders & Contractors Supply Inc. 10 5/8/2007                   10,000       9,450,000

                           American Standard 8 1/4/2009                                              10,000       9,900,000

                           Euramax International plc 11 1/4/2006 (F)                                 10,000      10,150,000

                           Falcon Building Products Inc. Zero coupon due 2007**                      10,000       6,800,000

                           Kevco Inc. 10 3/8/2007                                                    10,000       6,950,000

                           Nortek Inc. 8 7/8/2008 +                                                  12,000      11,790,000

                           Total                                                                                 55,040,000
-------------------------------------------------------------------------------------------------------------================
Cable 6.73%                Bresnan Communications Group Zero coupon due 2009 ***                     15,000       9,825,000

                           Century Communications Corp. 9 1/2/2005                                   20,000      20,700,000

                           Charter Communication Holdings Zero coupon due 2011 +**                   15,000       9,375,000

                           Charter Communication Holdings LLC 8 5/8/2009 +                           15,000      14,418,750

                           Comcast Cellular Holdings Inc. 9 1/2/2007                                 30,000      33,637,500

                           Comcast UK Cable Partners Ltd. Zero coupon due 2007** (F)                  8,500       7,650,000

                           CSC Holdings Inc. 9 1/4/2005                                              15,000      15,525,000

                           Frontiervision Holdings LP/Capital Zero coupon due 2007**                 11,250       9,815,625

                           Frontiervision Holdings LP/Capital Zero coupon due 2007**                  8,750       7,612,500

6

                          Statement of Net Assets
                          June 30, 1999

                                                                                              Principal
                                                                                                Amount
                          Investments                                                            (000)         Value
-----------------------------------------------------------------------------------------------------------------------
                          Frontiervision LP/Capital 11/2006                                 $    3,000   $  3,292,500

                          Fundy Cable Ltd. Sr. Secured 2nd Priority Notes 11/2005 (F)           15,000     16,425,000

                          Globo Communicacoes e Participacos Ltd. 10 5/8/2008 + (F)             10,000      7,150,000

                          Lenfest Communications Inc. 8 1/4/2008                                 5,000      5,162,500

                          Mediacom LLC 8 1/2/2008                                               22,000     20,680,000

                          NTL Communications Corp. Zero coupon due 2008**                       15,000     10,350,000

                          NTL Inc. Zero coupon due 2009**                                        5,000      4,722,940

                          NTL Inc. 10/2007                                                      15,000     15,562,500

                          Renaissance Media LLC Zero coupon due 2008**                          15,000     10,425,000

                          Telewest Communications plc Zero coupon due 2009 + ** (F)             20,000     13,300,000

                          Telewest plc Zero coupon due 2007** (F)                               22,000     19,745,000

                          Total                                                                           255,374,815
---------------------------------------------------------------------------------------------------------=============
Capital Goods .60%        Alvey Systems Inc. 11 3/8/2003                                         6,955      7,059,325

                          Clark Materials Handling Co. 10 3/4/2006                              6,850      5,993,750

                          Scotsman Group Inc. 8 5/8/2007                                        10,000      9,650,000

                          Total                                                                            22,703,075
---------------------------------------------------------------------------------------------------------=============
Chemicals 1. 92%          Huntsman Corp. 9 1/2/2007 +                                          15,450     14,754,750

                          Huntsman Specialty Chemicals Corp. 9 1/4/2007                          5,000      4,950,000

                          Lyondell Chemical Co. Sr. Secured Notes 9 5/8/2007 +                   5,500      5,747,500

                          Lyondell Chemical Co. Sr. Secured Notes 9 7/8/2007 +                   6,000      6,180,000

                          NL Industries Inc. Sr. Secured Notes 11 3/4/2003                       5,000      5,250,000

                          Pioneer American 8.815/2006                                            4,518      4,134,036

                          Pioneer American 9.375/2006                                              361        330,723

                          Pioneer American 8.755/2006                                            2,440      2,232,379

                          Pioneer American 9.375/2006                                               45         62,011

                          Pioneer American Acquisition Corp. Sr. Secured Notes 9 1/4/2007        7,500      6,375,000

                          Sovereign Specialty Chemical Inc. 9 1/2/2007                           4,500      4,545,000

                          Sterling Chemical Inc. 11 3/4/2006                                    15,000     11,625,000

                          Texas Petrochemicals Corp. 11 1/8/2006                                 7,500      6,712,500

                          Total                                                                            72,898,899
---------------------------------------------------------------------------------------------------------=============
Conglomerates .06%        Cathay International Ltd. 13/2008 + (F)                                6,000      2,220,000
---------------------------------------------------------------------------------------------------------=============
Consumer Products 1. 16%  Chattem Inc. 8 7/8/2008                                               17,450     16,839,250

                          Rayovac Corp. 10 1/4/2006                                              8,236      8,853,700

                          Riddell Sports Inc. 10 1/2/2007                                       12,000     10,620,000

                          Scotts Co. 8 5/8/2009 +                                                8,000      7,880,000

                          Total                                                                            44,192,950
---------------------------------------------------------------------------------------------------------=============
Container .61%            Portola Packaging Inc. 10 3/4/2005                                     7,550      7,738,750

                          Packaging Corp. 9 5/8/2009 +                                           5,000      5,100,000

                          US Can Corporation 10 1/8/2006                                        10,000     10,450,000

                          Total                                                                            23,288,750
---------------------------------------------------------------------------------------------------------=============
Department Stores .13%    Specialty Retailers, Inc. 8 1/2/2005                                   7,000      5,075,000
---------------------------------------------------------------------------------------------------------=============
Emerging Markets 1. 59%   Republic Of Panama 8 7/8/2027 (F)                                     22,500     18,717,188
---------------------------------------------------------------------------------------------------------=============
                          Republic Of Argentina 11 3/8/2017 (F)                                 15,000     13,134,375

                          Republic Of Venezuela 9 1/4/2027 (F)                                  20,000     13,375,000

                          United Mexican States 9 3/4/2005 (F)                                   5,000      4,997,655

                          United Mexican States 9 7/8/2007 (F)                                  10,000     10,193,750

                          Total                                                                            60,417,968
                         --------------------------------------------------------------------------------=============
                                                                                                                    7

                     Statement of Net Assets
                     June 30, 1999

                                                                                        Principal
                                                                                          Amount
                          Investments                                                      (000)         Value
-----------------------------------------------------------------------------------------------------------------

Energy 3.28%         Chesapeake Energy Corp. 9 5/8/2005                              $    7,500  $    7,050,000

                     Coda Energy Inc. 10 1/2/2006                                        10,000      10,400,000

                     Cross Timbers Oil Co. 9 1/4/2007                                     5,000       4,900,000

                     Crown Central Petroleum Corp. 10 7/8/2005                           10,000       8,650,000

                     Flores & Rucks Inc. 9 3/4/2006                                      25,000      25,937,500

                     Gulf Canada Resources Ltd. 9 1/4/2004 (F)                           10,000      10,223,430

                     HS Resources Inc. 9 7/8/2003                                        10,000      10,100,000

                     KCS Energy, Inc. 8 7/8/2008                                         22,500       4,162,500

                     KCS Energy, Inc. 11/2003                                             9,300       5,626,500

                     Lomak Petroleum Inc. 8 3/4/2007                                     10,000       8,950,000

                     Petroleos Mexicanos 9/2007 + (F)                                    12,500      11,625,000

                     Pogo Producing Co. 8 3/4/2007                                       10,000       9,650,000

                     Vintage Petroleum Inc. 8 5/8/2009                                    7,500       7,181,250

                     Total                                                                          124,456,180
---------------------------------------------------------------------------------------------------=============
Entertainment .58%   Loews Cineplex Entertainment Corp. 8 7/8/2008                        8,000       7,680,000

                     Regal Cinemas Inc. 9 1/2/2008                                       15,000      14,175,000

                     Total                                                                           21,855,000
---------------------------------------------------------------------------------------------------=============
Financial .57%       AXA SA 2 1/2/2014 (F)                                                1,930       3,259,425

                     Outsourcing Solutions Inc. 11/2006                                   5,000       4,925,000

                     Willis Corroon Corp. 9/2009 +                                       14,000      13,562,500

                     Total                                                                           21,746,925
---------------------------------------------------------------------------------------------------=============
Food/Beverage 2.04%  AmeriKing, Inc. 10 3/4/2006                                         7,300       7,336,500

                     Aurora Foods Inc. 9 7/8/2007                                        10,000      10,400,000

                     Aurora Foods Inc. 9 7/8/2007                                         2,500       2,606,250

                     Coca-Cola Femsa SA 8.95/2006 (F)                                    13,000      12,967,500

                     Delta Beverage Group Inc. 9 3/4/2003                                 6,400       6,624,000

                     Doane Pet Care Co. 9 3/4/2007                                        5,859       6,034,770

                     Pepsi-Gemex SA 9 3/4/2004 (F)                                       15,000      15,037,500

                     Purina Mills Inc. 9/2010                                            12,500       9,687,500

                     Twin Laboratories Inc. 10 1/4/2006                                   6,519       6,551,595

                     Total                                                                           77,245,615
---------------------------------------------------------------------------------------------------=============
Healthcare 2.15%     Fresenius Med Cap Tr II 7 7/8/2008                                   7,500       7,012,500

                     Integrated Health Services Inc. 9 1/2/2007                          24,000      17,640,000

                     Integrated Health Services Inc. 10 1/4/2006                         10,000       7,650,000

                     Leiner Health Products Inc. 9 5/8/2007                              17,500      17,589,285

                     Prime Medical Services Inc. 8 3/4/2008                              12,500      12,125,000

                     Tenet Healthcare Corporation 8 5/8/2007                             20,000      19,700,000

                     Total                                                                           81,716,785
---------------------------------------------------------------------------------------------------=============
Hotel/Gaming 3.18%   Aztar Corp. 8 7/8/2007                                              15,000      14,475,000

                     Aztar Corp. 13 3/4/2004                                              2,000       2,180,000

                     Claridge Hotel & Casino Corp. 1st Mtge. Notes 11 3/4/2002            1,700       1,266,500

                     Empress Entertainment Inc. 8 1/8/2006                                5,000       5,062,500

                     Harrah's Operating Inc. 7 1/2/2009                                  10,000       9,739,060

                     Harrah's Operating Inc. 7 7/8/2005                                  15,000      14,587,500

                     Host Marriott Travel Plazas Inc. Sr. Secured Notes 9 1/2/2005        5,000       5,175,000

                     HMH Properties Inc. 7 7/8/2008                                      15,000      13,912,500

                     Isle of Capri Casinos 8 3/4/2009 +                                   5,000       4,725,000

                     Mohegan Tribal Gaming Authority 8 3/4/2009                          20,000      19,975,000

                     Park Place Entertainment 7. 875/2005                                12,000      11,460,000

8

                                 Statement of Net Assets
                                 June 30, 1999
                                                                                                       Principal
                                                                                                         Amount
                                         Investments                                                      (000)         Value
----------------------------------------------------------------------------------------------------------------------------------

                                 Trump Atlantic City Assoc. Funding Inc. 1st Mtge. Notes 11 1/4/2006  $   20,000  $   18,050,000

                                 Total                                                                               120,608,060
------------------------------------------------------------------------------------------------------------------===============
Media/Diversified 1. 47%         Ackerly Group 9/2009                                                      15,000     14,775,000

                                 CEI Citicorp Holdings SA 9 3/4/2007 (F)                                   5,000       3,850,000

                                 Gray Communication System Inc. 10 5/8/2006                                4,000       4,230,000

                                 Heritage Media Corp. 8 3/4/2006                                          10,000      10,350,000

                                 Lamar Advertising Co. 9 5/8/2006                                         10,000      10,250,000

                                 Time-Warner Telecom Inc. 9 3/4/2008                                      12,000      12,420,000

                                 Total                                                                                55,875,000
------------------------------------------------------------------------------------------------------------------===============
Metals/Mining .41%               International Wire Group Inc. 11 3/4/2005                                10,000      10,476,920

                                 Kaiser Aluminum & Chemical Corp. 10 7/8/2006                              5,000       5,225,000

                                 Total                                                                                15,701,920
-------------------------------------------------------------------------------------------------------------------==============
Miscellaneous .40%               National Equipment Services Inc. 10/2004                                   10,000    10,200,000

                                 P& L Coal Holdings Corp. 8 7/8/2008                                        5,000      5,037,500

                                 Total                                                                                15,237,500
-------------------------------------------------------------------------------------------------------------------==============
Paper 1. 66%                     Crown Paper Co. 11/2005                                                   12,000      8,340,000

                                 Fonda Group Inc. 9 1/2/2007                                                9,000      7,875,000

                                 Four M Corp. Sr. Secured Notes 12/2006                                    10,000      7,650,000

                                 Indah Kiat International Finance Co. 12 1/2/2006 (F)                       5,000      3,950,000

                                 S. D. Warren Co. 12/2004                                                  10,000     10,775,000

                                 Stone Container Corp. 1st Mtge. Notes 10 3/4/2002                         10,000     10,425,000

                                 Tembec Industries Inc. 8 5/8/2009 (F)                                      7,000      7,000,000

                                 Vicap SA De CV 11 3/8/2007 (F)                                             7,500      6,975,000

                                 Total                                                                                62,990,000
-------------------------------------------------------------------------------------------------------------------==============
Printing and Publishing 1. 15%   Big Flower Press Holdings Inc. 8 5/8/2008                                 15,000     13,875,000

                                 Big Flower Press Holdings Inc. 8 7/8/2007                                 15,000     14,175,000

                                 Mail-Well Corp. 8 3/4/2008                                                 8,000      7,800,000

                                 R. H. Donnelly Inc. 9 1/8/2008                                             7,800      7,839,000

                                 Total                                                                                43,689,000
-------------------------------------------------------------------------------------------------------------------==============
Real Estate/Homebuilders 1. 35%  B. F. Saul REIT 9 3/4/2008                                                 17,500    16,537,500

                                 D. R. Horton Inc. 10/2006                                                  15,000    16,012,500

                                 Lennar Corp. 7 5/8/2009                                                    7,000      6,772,500

                                 MDC Holdings Inc. 8 3/8/2008                                              12,500     12,062,500

                                 Total                                                                                51,385,000
-------------------------------------------------------------------------------------------------------------------==============
Retail .22%                      United Stationers Supply Co. 12 3/4/2005                                   7,653      8,418,300
-------------------------------------------------------------------------------------------------------------------==============
Services 2.58%                   Avis Rent A Car Inc. 11/2009 +                                             5,000      5,118,500

                                 Budget Group Inc. 9 1/8/2006                                              12,000     11,100,000

                                 Entex Information Services Inc. 12 1/2/2006                               10,000      6,850,000

                                 Iron Mountain Inc. 8 3/4/2009                                             20,000     19,700,000

                                 Iron Mountain Inc. 10 1/8/2006                                            20,000     21,200,000

                                 Iron Mountain Inc. 8 1/4/2011 +                                            3,600      3,438,000

                                 Kinder Care Learning Center Inc. 9 1/2/2009                                7,500      7,162,500

                                 Pierce Leahy Corp. 9 1/8/2007                                             10,000     10,100,000

                                 Prime Succession Inc. 10 3/4/2004                                         10,000      8,550,000

                                 Unicco Service Co. 9 7/8/2007                                              5,000      4,800,000

                                 Total                                                                                98,019,000
                                -----------------------------------------------------------------------------------==============
                                                                                                                                9

                           Statement of Net Assets
                           June 30, 1999
                                                                                             Principal
                                                                                               Amount
                                         Investments                                            (000)         Value
---------------------------------------------------------------------------------------------------------------------
Specialty Retailing .46%   Advanced Stores Inc. 10 1/4/2008                                $    5,000   $  4,800,000

                           Amazon. com Inc. Zero coupon due 2008**                             12,000      8,220,000

                           Norton McNaughton Inc. 12 1/2/2005                                   5,000      4,525,000

                           Total                                                                          17,545,000
--------------------------------------------------------------------------------------------------------=============
Steel .87%                 Armco Inc. 9/2007                                                    8,000      8,220,000

                           AK Steel Corp. 9 1/8/2006                                            5,000      5,175,000

                           Hylsa De CV SA 9 1/4/2007 + (F)                                      5,500      4,317,500

                           WCI Steel Inc. Sr. Secured Notes 10/2004                            15,000     15,337,500

                           Total                                                                          33,050,000
--------------------------------------------------------------------------------------------------------=============
Supermarket .66%           Stater Brothers Holdings Inc. 9/2004                                15,000     14,400,000

                           Stater Brothers Holdings Inc. 11/2001                               10,000     10,450,000

                           Victory Markets Inc. 12 1/2/2000                                    5,000          75,000

                           Total                                                                          24,925,000
--------------------------------------------------------------------------------------------------------=============
Technology 3.26%           BE Aerospace Inc. 8/2008                                             9,000      8,460,000

                           BE Aerospace Inc. 9 7/8/2006                                        20,000     20,350,000

                           Decision One Corp. 8.69/2005                                           959        413,556

                           Decision One Corp. 8.64/2005                                         5,276      2,215,892

                           Decision One Corp. 8.82/2005                                         3,664      1,538,814

                           Dyncorp Inc. 9 1/2/2007                                             13,500     13,466,250

                           Fisher Scientific International Inc. 9/2008                         17,000     16,235,000

                           L-3 Communications Corp. 10 3/8/2007                                15,000     15,937,500

                           Packard Bioscience Co. 9 3/8/2007                                   10,000      9,450,000

                           United Defense Industries Inc. 8 3/4/2007                           15,000     14,662,500

                           Verio Inc. 11 1/4/2008                                               5,000      5,262,500

                           Viasystems Inc. 9 3/4/2007                                          18,000     15,840,000

                           Total                                                                         123,832,012
--------------------------------------------------------------------------------------------------------=============
Telecommunications 12.88%  AMSC Acquisition Inc. 12 1/4/2008                                   10,000      8,100,000

                           Call-Net Enterprises Inc. Zero coupon due 2008** (F)                20,000     11,300,000

                           Cencall Communications Corp. 10 1/8/2004 (F)                        15,000     15,375,000

                           Clearnet Communications Zero coupon due 2009**                      20,000     11,450,000

                           Dobson Communications Corp. 11 3/4/2007                              7,000      7,367,500

                           Esprit Telecom Group plc 10 7/8/2008 (F)                            15,000     15,675,000

                           Global Crossing Holdings Ltd. 9 5/8/2008 (F)                        20,000     20,900,000

                           GST USA Inc. Zero coupon due 2005**                                 32,500     26,812,500

                           Hyperion Telecommunication Inc. Sr. Secured Notes 12 1/4/2004       10,000     10,600,000

                           ICG Holdings Inc. Zero coupon due 2005 w/Warrants**                 40,000     35,564,000

                           Intermedia Communications Inc. Zero coupon due 2007**               50,000     36,250,000

                           Intermedia Communications Inc. Zero coupon due 2009**               23,800     13,625,500

                           Iridium LLC/Capital Corp. 14/2005                                    5,000      1,075,000

                           IXC Communications Inc. Note 9/2008                                 15,000     14,418,750

                           KPNQWEST BV 8 1/8/2009 + (F)                                        15,000     14,775,000

                           Level 3 Communications Inc. 9 1/8/2008                               5,000      4,956,250

                           Logix Communications Enterprises Inc. 12 1/4/2008                    7,250      6,615,625

                           Mastec Inc. 7 3/4/2008                                               5,500      5,197,500

                           McLeodUSA Inc. Zero coupon due 2007**                                30,000    23,175,000

                           Metronet Communications Corp. Zero coupon due 2008** (F)             8,000      5,960,000

                           Mobile Media Corp. 9 3/8/2007                                        6,000        570,000

                           Nextel Communications Inc. Zero coupon due 2008**                   35,000     24,237,500

                           Nextlink Communications Inc. Zero coupon due 2009**                 13,250      7,883,750

 10

                          Statement of Net Assets
                          June 30, 1999

                                                                                                   Principal
                                                                                                    Amount
                                         Investments                                                 (000)          Value
------------------------------------------------------------------------------------------------------------------------------
                          Nextlink Communications Inc. 10 3/4/2008                               $   25,000   $   25,875,000

                          Orange plc 8/2008 (F)                                                      15,000       14,325,000

                          Orbital Imaging Corp. 11 5/8/2005                                          10,000        9,250,000

                          Price Communications Wireless Inc. Sr. Secured Notes 9 1/8/2006             6,000        6,270,000

                          Qwest Communications International Inc. Zero coupon due 2008**             13,000        9,685,000

                          Rogers Cantel Inc. Sr. Secured Notes 8.3/2007 (F)                          30,000       29,850,000

                          RSL Communications plc Zero coupon due 2008** (F)                          20,000        6,532,303

                          RSL Communications plc 12/2008 (F)                                         20,000       21,000,000

                          Splitrock Services Inc. 11 3/4/2008                                         1,500        1,410,000

                          SBA Communications Corp. Zero coupon due 2008**                            20,000       11,700,000

                          Viatel Inc. Sr. Secured Notes 11 1/4/2008                                  17,000       17,425,000

                          Western Wireless Corp. 10 1/2/2007                                         13,000       13,715,000

                          Total                                                                                  488,921,178
----------------------------------------------------------------------------------------------------------------=============
Textile 1. 72%            Delta Mills Inc. 9 5/8/2007                                                 8,500        8,117,500

                          Guess Inc. 9 1/2/2003                                                      13,500       13,567,500

                          GFSI, Inc. 9 5/8/2007                                                      15,000       12,975,000

                          Interface Inc. 9 1/2/2005                                                  15,000       15,450,000

                          Pillowtex Corp. 9/2007                                                     15,000       15,000,000

                          Total                                                                                   65,110,000
----------------------------------------------------------------------------------------------------------------=============
Utility .32%              AEI Holding Co. 10 1/2/2005 +                                              12,000       11,970,000
----------------------------------------------------------------------------------------------------------------=============
Waste Management .37%     Allied Waste North America Inc. 7 7/8/2009                                 15,000       13,950,000
                         ---------------------------------------------------------------------------------------=============
                          Total Investments in High-Yield Corporate Debt (Cost $2,698, 178,868)                2,549,370,621
=============================================================================================================================
Convertible Debt 10.32%
=============================================================================================================================
Advertising .45%          Interpublic Group of Companies Conv. 1.80/2004 +                            7,500        9,050,385

                          Interpublic Group of Companies Conv. 1.80/2004                              3,500        4,223,513

                          Interpublic Group of Companies Conv. 1.87/2006 +                            4,275        3,899,655

                          Total                                                                                   17,173,553
----------------------------------------------------------------------------------------------------------------=============
Aerospace/Defense .28%    Orbital Sciences Corp. Conv. 5/2002 +                                      10,000       10,687,500
----------------------------------------------------------------------------------------------------------------=============
Automotive .11%           MascoTech Inc. Conv. 4 1/2/2003                                             5,000        4,150,000
----------------------------------------------------------------------------------------------------------------=============
Broadcasting .45%         Clear Channel Conv. 2 5/8/2003                                             10,000       12,757,810

                          Jacor Communications Inc. Conv. Zero coupon due 2018                        7,500        4,280,857

                          Total                                                                                   17,038,667
----------------------------------------------------------------------------------------------------------------=============
Business Services .67%    Businessland Inc. Conv. 5 1/2/2007                                          5,255        4,204,000

                          Interim Services Inc. Conv. 4 1/2/2005                                      5,000        4,342,965

                          Metamor Worldwide Inc. Conv. 2.94/2004                                      20,850       16,878,721

                          Total                                                                                    25,425,686
----------------------------------------------------------------------------------------------------------------=============
Computer Software 1. 10%  Affiliated Computers Service Inc. Conv. 4/2005 +                            8,000       10,775,000

                          Arbor Software Corp. Conv. 4 1/2/2005 +                                     8,500        6,048,277

                          Arbor Software Corp. Conv. 4 1/2/2005                                       5,500        3,913,591

                          National Data Corp. Conv. 5/2003                                            20,000       20,940,620

                          Total                                                                                    41,677,488
----------------------------------------------------------------------------------------------------------------=============
Computer Software         DoubleClick Inc. Conv. 4 3/42006 +                                          3,000        3,763,593
and Services .53%         Mindspring Enterprises Inc. Conv. 5/2006                                    2,200        2,080,375

                          Platinum Technology International Inc. Conv. 6 1/4/2002                    10,000       10,000,000

                          Safeguard Scientifics Inc. Conv. 5/2006 +                                   4,000        4,103,124

                          Total                                                                                   19,947,092
                          --------------------------------------------------------------------------------------=============
                                                                                                                          11

                              Statement of Net Assets
                              June 30, 1999

                                                                                             Principal
                                                                                              Amount
                              Investments                                                       (000)         Value
----------------------------------------------------------------------------------------------------------------------
Computer Systems and
Peripherals .21%               ASE Test Limited Conv. 1/2004 + (F)                         $    8,000    $  8,000,000
---------------------------------------------------------------------------------------------------------=============
Data Processing Equipment &    LSI Logic Corp. Conv. 4 1/4/2004 +                               3,800       6,160,750
Components .85%                Photronics Inc. Conv. 6/2004                                     3,900       4,252,825

                               Sanmina Corp. Conv. 4 1/4/2004 +                                 6,650       7,323,313

                               Solectron Corp. Conv. Zero coupon 2019 +                        25,000      14,500,000

                               Total                                                                       32,236,888
---------------------------------------------------------------------------------------------------------=============
Drugs/Pharmaceuticals          Elan Finance Corp. Conv. Zero coupon due 2018 +                 40,000      20,487,481
Biotechnology 1. 29%           Roche Holdings Inc. Conv. Zero coupon due 2010 +                50,000      28,375,000

                               Total                                                                       48,862,481
---------------------------------------------------------------------------------------------------------=============
Financial 1. 10%               Credit Suisse First Boston Conv. 2 5/8/2003                      7,500       6,993,750

                               Credit Suisse First Boston Conv. 2 1/4/2004                      7,500       7,425,000

                               GS Financial Products Conv. 3/2002                               6,000       6,464,400

                               Merrill Lynch & Co., Inc. Conv. 1 1/2/2005                      15,000      15,225,000

                               Swiss Bank Corp. Conv. 2 1/2/2002 + (F)                          6,000       5,737,500

                               Total                                                                       41,845,650
---------------------------------------------------------------------------------------------------------=============
Healthcare .41%                Healthsouth Corp. Conv. 3 1/4/2003                              12,000      10,166,244

                               Total Renal Care Holdings Conv. 7/2009 +                         6,500       5,313,750

                               Total                                                                       15,479,994
---------------------------------------------------------------------------------------------------------=============
Hotel/Gaming .09%              AMF Bowling Inc. Conv. Zero coupon due 2018                     25,000       3,558,575
---------------------------------------------------------------------------------------------------------=============
Instrumentation .12%           Thermo Instrument System Inc. Conv. 4 1/2/2003 +                 5,000       4,450,780
---------------------------------------------------------------------------------------------------------=============
Insurance 1. 00%               American International Group Inc. Conv. 2 1/4/2004              16,000      22,294,992

                               CII Financial Inc. Conv. 7 1/2/2001                              6,000       5,640,000

                               Swiss Life Finance Ltd. Conv. 2/2003 +                          10,000       9,862,500

                               Total                                                                       37,797,492
---------------------------------------------------------------------------------------------------------=============
Oil .70%                       Loews Corp. Conv. 3 1/8/2007                                     5,000       4,021,875

                               Parker Drilling Co. Conv. 5 1/2/2004                            13,000       8,905,000

                               Swift Energy Co. Conv. 6 1/4/2006                                8,500       6,661,875

                               Texaco Capital Inc. Conv. 3 1/2/2004                             7,000       7,131,250

                               Total                                                                       26,720,000
---------------------------------------------------------------------------------------------------------=============
Printing and Publishing .62%   Scholastic Corp. Conv. 5/2005 +                                 10,000       9,537,500

                               Times Mirror Company Conv. Zero coupon due 2017                 30,000      14,029,680

                               Total                                                                       23,567,180
---------------------------------------------------------------------------------------------------------=============
Retail .19%                    Rite Aid Corp. Conv. 5 1/4/2002                                 7,000       7,042,651
---------------------------------------------------------------------------------------------------------=============
Telecommunications .15%        Bell Atlantic Financial Service Conv. 5.75/2003 +               4,500       4,516,875

                               Broadband Technologies, Inc. Conv. 5/2001 +                     3,000       1,365,000

                               Total                                                                       5,881,875
                               --------------------------------------------------------------------------=============
                               Total Investments in Convertible Debt (Cost $381, 285,973)                391,543,552
---------------------------------------------------------------------------------------------------------=============
 12

                                   Statement of Net Assets
                                   June 30, 1999

                                   Investments                                                             Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Preferred and Convertible-Preferred Stocks, Common Stocks and Warrants 6.39%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense .18%             Coltec Capital Trust 5.25% Conv. Pfd.                                   150,000   $   6,897,645
---------------------------------------------------------------------------------------------------------------------===============
Banking .35%                       California Federal Capital Series A 9.125% Pfd.                         500,000      13,095,000

                                   Crossland Savings $1.8125 Conv. Pfd. Series A                           375,000          58,500

                                   Total                                                                                13,153,500
---------------------------------------------------------------------------------------------------------------------===============
Broadcasting .14%                  Sinclair Broadcasting Group Inc. Conv. Pfd. 6.00%                       127,000       5,492,750
---------------------------------------------------------------------------------------------------------------------===============
Building Materials .10%            Fleetwood Capital Trust 6% Conv. Pfd. Series D                           95,800       3,906,839
---------------------------------------------------------------------------------------------------------------------===============
Capital Goods .01%                 Orbital Imaging Corp. Wts. expiring 3/1/2005 **                          10,000         300,000
---------------------------------------------------------------------------------------------------------------------===============
Chemicals .14%                     Monsanto Co. Pfd. 6.50%                                                 128,000       5,136,000
---------------------------------------------------------------------------------------------------------------------===============
Communications .17%                Comcast Corp. Conv. 3.35/2029                                            74,000       6,401,000
---------------------------------------------------------------------------------------------------------------------===============
Container .19%                     Owens-Illinois Inc. Conv. Pfd. 4.75%                                    166,000       7,304,000
---------------------------------------------------------------------------------------------------------------------===============
Energy .15%                        KN Energy Inc. Conv. Pfd. 8.25%                                         170,000       4,398,750

                                   Lomak Financing Trust 5.75% Conv. Pfd. +                                 54,300       1,384,650

                                   Total                                                                                 5,783,400
---------------------------------------------------------------------------------------------------------------------===============
Entertainment .22%                 Seagram Co. Ltd. Conv. Pfd. 7.5/2002                                    169,000       8,376,063
---------------------------------------------------------------------------------------------------------------------===============
Financial 1. 10%                   Jefferson-Pilot Corp. 7.25% Conv. Pfd.                                  210,000      25,935,000

                                   National Australia Bank Ltd. Pfd. 7.875%                                200,000       6,075,000

                                   WBK Strypes Trust 10.00% Conv. Pfd.                                     300,000       9,768,750

                                   Total                                                                                41,778,750
---------------------------------------------------------------------------------------------------------------------===============
Insurance 1. 10%                   American General Corp. 6.00% Conv. Pfd. Series A                        150,000      14,025,000

                                   Amerus Life Holdings Inc. 7.00% Conv. Pfd.                              355,000       9,673,750

                                   Frontier Financing Trust 6.25% Conv. Pfd.                               160,000       7,362,496

                                   Lincoln National Corp. Conv. Pfd 7.75%                                  396,000      10,766,250

                                   Total                                                                                41,827,496
---------------------------------------------------------------------------------------------------------------------===============
Machinery .18%                     Ingersoll-Rand Co. 6.75% Conv. Pfd.                                     225,000       6,750,000
---------------------------------------------------------------------------------------------------------------------===============
Paper .21%                         International Paper Capital Trust 5.25% Conv. Pfd.                      150,000       7,957,020
---------------------------------------------------------------------------------------------------------------------===============
Real Estate/Homebuilders .23%      Walden Residential Properties Pfd. 9.20% with/Wts. expiring 12/31/2001  400,000       8,650,000

                                   Walden Residential Properties Wts. expiring 1/1/2002*                   400,000          40,000

                                   Total                                                                                 8,690,000
---------------------------------------------------------------------------------------------------------------------===============
Retail .18%                        CVS Auto Exchange Trust 6% Conv. Pfd.                                    75,000       6,834,375
---------------------------------------------------------------------------------------------------------------------===============
Technology .23%                    AMDOCS Automatic Co. 6.75% Conv. Pfd.                                   400,000       8,900,000
---------------------------------------------------------------------------------------------------------------------===============
Telecommunications 1. 22%          American Mobile Satellite Corp. Wts. expiring 4/1/2008 **                10,000         402,500

                                   GST Telecommunications Inc.                                             135,000       1,780,312

                                   Intermedia Communications Inc. Wts. expiring 6/1/2000 **                  5,000         326,250

                                   IXC Communications Inc. Conv. Pfd. 6.75%                                 37,000       1,415,250

                                   IXC Communications Inc. Conv. Pfd. 6.75% +                              213,000       8,147,250

                                   Mediaone Group Inc. Conv. Pfd. 6.25%                                    200,000      18,100,000

                                   Nextel Communications Inc. Class A                                       20,140       1,010,776

                                   Splitrock Services Inc. Wts. expiring 7/15/2008*                          1,500         105,000

                                   UnitedGlobalCom Inc. 7.00% Conv. Pfd. +                                 259,000      12,950,000

                                   Viatel Inc.                                                              33,657       1,888,999

                                   Total                                                                                46,126,337
---------------------------------------------------------------------------------------------------------------------===============
Utility .29%                       Texas Utilities Co. Conv. Pfd. 9.25%                                    200,000      11,000,000
                                   ----------------------------------------------------------------------------------===============
                                   Total Investments in Preferred and Convertible-Preferred Stocks,
                                   Common Stocks and Warrants (Cost $235,702,464)                                      242,615,175
                                   ----------------------------------------------------------------------------------===============
                                                                                                                                13

                                   Statement of Net Assets
                                   June 30, 1999

                                                                                                      Principal
                                                                                                       Amount
                                   Investments                                                           (000)            Value
------------------------------------------------------------------------------------------------------------------------------------
Investment-Grade Corporate Bonds and Mortgage-Backed Securities 5.56%
------------------------------------------------------------------------------------------------------------------------------------
                         Bank One Corp. 8/2027                                                     $    3,976  $      4,174,176

                         Computer Associates International Inc. 6 3/8/2005                             30,000        28,762,500

                         COMM 1999-1 Class A2 6.455/2008                                                5,000         4,863,980

                         Cox Communications Inc. 6 7/8/2005                                            15,000        14,831,250

                         Credit Suisse First Boston 6.52/2007                                           23,120        22,820,041

                         Dayton Hudson Corp. 6 3/4/2028                                                 4,955         4,610,469

                         DLJCM 1998-CF1 A1B 6.41/2008                                                   5,000         4,860,070

                         Fox/Liberty Networks LLC Zero coupon due 2007**                               12,800        10,048,000

                         Fox/Liberty Networks LLC 8 7/8/2007                                           20,000        20,800,000

                         FULBA 1998-C2 Class A2 6.56/2008                                               5,000         4,900,680

                         FULBA 1997-C2 Class A3 6.65/2007                                              10,000         9,872,611

                         GECMS 1995-10 Class B1 Mortgage Pass-Through Certificates 7/2010                 617           608,914

                         GMAC 1997-C2 Class A3 Mortgage Pass-Through Certificates 6.566/2007            5,305         5,210,847

                         GMAC 1998-C2 Class A2 Mortgage Pass-Through Certificates 6.42/2008             4,150         4,027,621

                         LBCMT 1998-C4 Class A1B 6.21/2008                                              5,000         4,781,285

                         MetroGas, S. A. Series A 12/2000 (F)                                           7,500         7,706,250

                         Perez Companc S. A. 9/2004 + (F)                                              12,500        11,925,775

                         PSSF 1998-C1 Class A1B 6.506/2008                                              5,000         4,886,255

                         Saks Inc. 8 1/4/2008                                                          10,000        10,482,810

                         SCAMT 11 1996-1 Class A 6.2/2006                                              10,000        10,003,120

                         Telefonica De Argentina S. A. 9 1/8/2008 + (F)                                23,500        20,797,500

                         Total Investments in Investment-Grade Corporate Bonds and
                         Mortgage-Backed Securities (Cost $217, 453,502)                                            210,974,154
====================================================================================================================================
U. S. Government and Agency Issues 10.83%
------------------------------------------------------------------------------------------------------------------------------------
                         Federal Home Loan Mortgage Corporation 6 1/2/2029                             24,571        23,726,415

                         Federal Home Loan Mortgage Corporation 10/1999                                75,000        75,949,200

                         Federal Home Loan Mortgage Corporation 10 1/2/1999                            80,000        80,519,040

                         Federal National Mortgage Association 6 1/2/2028                              23,079        22,271,018

                         Federal National Mortgage Association 6 1/2/2029                              85,000        81,998,650

                         U. S. Treasury Notes 7 1/2/2002                                               75,000        78,679,650

                         U. S. Treasury Notes 7 1/2/2005                                               35,000        37,679,670

                         U. S. Treasury Notes 8 1/2/2000                                               10,000        10,204,680

                         Total Investments in U.S. Government and Agency Issues (Cost $419,428,794)                 411,028,323
                         -----------------------------------------------------------------------------------------=============
                         Total Investments in Securities (Cost $3,952,049,601)                                    3,805,531,825
====================================================================================================================================
Other Assets, Less Liabilities (. 27)%
------------------------------------------------------------------------------------------------------------------------------------
Short-term Investments   Prudential Funding Corp. Discount Note 5 5/8% due 7/1/1999 (Cost $12,700,000) 12,700        12,700,000
------------------------------------------------------------------------------------------------------------------------------------
Cash and Receivables, Net of Liabilities                                                                            (22,942,023)
------------------------------------------------------------------------------------------------------------------------------------
                         Total Other Assets, Less Liabilities                                                       (10,242,023)
====================================================================================================================================
Net Assets 100.00%                                                                                               $3,795,289,802
====================================================================================================================================
                        Class A Shares- Net asset value ($ 2,387,424,379 / 258,895,763 shares outstanding)                $9.22
                        Maximum offering price (net asset value plus sales charge of 4.75% of the offering price)         $9.68
                        Class B Shares- Net asset value ($ 802,372,864 / 87, 046,431 shares outstanding)                  $9.22
                        Class C Shares- Net asset value ($ 568,246,509 / 61,583,636 shares outstanding)                   $9.23
                        Class P Shares- Net asset value ($ 71,435 / 7, 746 shares outstanding)                            $9.22
                        Class Y Shares- Net asset value ($ 37, 174,615 / 4,034,184 shares outstanding)                    $9.21
====================================================================================================================================
                       *Non-income producing security.
                      **Deferred-interest debentures pay no interest
                        for a stipulated number of years, after which
                        time they pay a predetermined coupon rate.
                       + Restricted security under Rule 144A. (F) Foreign Security. See Notes to Financial Statements.

               Statement of Operations

Investment Income                                                                                    Six Months Ended June 30, 1999
------------------------------------------------------------------------------------------------------------------------------------
Income         Interest (net of foreign tax withholding of $6,079)                                                   $163,960,211

               Dividends                                                                                                5,689,812

               Total income                                                                                           169,650,023
              ----------------------------------------------------------------------------------------------------------------------
Expenses       Management fee                                                                                           8,416,463

               12b-1 distribution plan- Class A                                                                         3,493,697

               12b-1 distribution plan- Class B                                                                         3,658,350

               12b-1 distribution plan- Class C                                                                         2,710,471

               12b-1 distribution plan- Class P                                                                                99

               Shareholder servicing                                                                                    1,768,184

               Reports to shareholders                                                                                    191,329

               Registration                                                                                               123,885

               Professional                                                                                                87,891

               Directors' fees                                                                                             44,808

               Other                                                                                                      101,253

               Total expenses before reductions                                                                        20,596,430

               Expense reductions                                                                                        (133,730)

               Net expenses                                                                                            20,462,700

               Net investment income                                                                                  149,187,323

Realized and Unrealized Loss on Investments and Foreign Currency Transactions
------------------------------------------------------------------------------------------------------------------------------------
Net realized loss from investment and foreign currency transactions                                                   (30,313,274)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation of investments and foreign currency holdings                                    (66,554,147)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency transactionsand foreign currency transactions    (96,867,421)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                                               $   52,319,902
------------------------------------------------------------------------------------------------------------------------------------

               See Notes to Financial Statements.

               Statements of Changes in Net Assets

                                                                                                       Six Months        Year Ended
                                                                                                    Ended June 30,      December 31,
Increase in Net Assets                                                                                        1999              1998
Operations     Net investment income                                                               $  149,187,323  $    247,358,781
------------------------------------------------------------------------------------------------------------------------------------
               Net realized gain (loss) from investment and foreign currency transactions             (30,313,274)       52,159,873

               Net change in unrealized depreciation of investments and foreign currency holdings     (66,554,147)     (161,964,155)

               Net increase in net assets resulting from operations                                    52,319,902       137,554,499
               ---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income included in price of share transactions                                    -          2,086,963
------------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income

               Class A                                                                                (94,328,132)     (174,256,684)

               Class B                                                                                (26,989,078)      (36,713,105)

               Class C                                                                                (20,053,372)      (33,996,539)

               Class P                                                                                     (1,725)               (3)

               Class Y                                                                                 (1,317,726)       (1,070,186)

               Total                                                                                 (142,690,033)     (246,036,517)
               ---------------------------------------------------------------------------------------------------------------------
Capital share transactions

               Net proceeds from sales of shares                                                      593,484,019     1,130,478,848

               Net asset value of shares issued in reinvestment of dividends                           94,019,174       144,066,481

               Total                                                                                  687,503,193     1,274,545,329
               ---------------------------------------------------------------------------------------------------------------------
               Cost of shares reacquired                                                             (341,967,016)     (494,210,448)
               ---------------------------------------------------------------------------------------------------------------------
               Increase in net assets derived from capital share transactions                         345,536,177       780,334,881
               ---------------------------------------------------------------------------------------------------------------------
Increase in net assets                                                                                255,166,046       673,939,826
------------------------------------------------------------------------------------------------------------------------------------
Net Assets     Beginning of period                                                                  3,540,123,756     2,866,183,930

               End of period (including undistributed net investment income of
                $12,098,386 and $5,601, 096, respectively)                                       $  3,795,289,802    $3,540,123,756
               =====================================================================================================================

               See Notes to Financial Statements.

       Financial Highlights

                                                                                                                     Class A Shares
                                                          --------------------------------------------------------------------------
                                                          Six Months Ended
                                                                   June 30,                                  Year Ended December 31,
Per Share Operating Performance:                                   1999      1998       1997       1996       1995        1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $9.45    $9.76      $9.41      $9.29       $8.71      $9.95
------------------------------------------------------------------------------------------------------------------------------------
       Income from investment operations

       Net investment income                                         .39 (b)  .76 (b)   .75 (b)     .81         .85        .84

       Net realized and unrealized gain (loss) on investments
       and foreign currency transactions                            (.24)    (.31)       .40        .17         .606     (1.203)

       Total from investment operations                              .15      .45       1.15        .98        1.456      (.363)
       -----------------------------------------------------------------------------------------------------------------------------
       Distributions

       Dividends from net investment income                         (.38)    (.76)      (.80)      (.86)       (.876)     (.877)
       -----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $9.22    $9.45      $9.76      $9.41       $9.29      $8.71
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                1.55% (c)    4.76%     12.70%     11.16%      17.50%     (3.87)%
====================================================================================================================================
       Ratios to Average Net Assets:

       Expenses (e)                                             .44% (c)      .88%       .89%       .89%        .82%       .88%

       Net investment income                                    4.18% (c)    7.85%      7.89%      8.77%       9.41%      8.97%
       -----------------------------------------------------------------------------------------------------------------------------


                                                                          Class B Shares                             Class C Shares
                                             ---------------------------------------------------------------------------------------
                                              Six Months                                 Six Months
                                                  Ended     Year Ended 12/31,  8/1/96 (d)  Ended     Year Ended 12/31,   7/15/96 (d)
Per Share Operating Performance:                6/30/99    1998        1997   to 12/31/96  6/30/99  1998        1997     to 12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $9.44    $9.75      $9.41     $9.13    $9.46    $9.77      $9.41     $9.05
------------------------------------------------------------------------------------------------------------------------------------
       Income from investment
       operations

       Net investment income                     .35 (b)  .69 (b)   .68 (b)         .34 .36 (b)  .69 (b)   .69 (b)         .35

       Net realized and unrealized gain (loss)
       on investments and foreign
       currency transactions                         (.23)(. 31)          .38       .26     (.25)    (.31)       .39       .33

       Total from investment operations               .12      .38       1.06       .60      .11      .38       1.08       .68
       -----------------------------------------------------------------------------------------------------------------------------
       Distributions

       Dividends from net investment income          (.34)    (.69)      (.72)     (.32)    (.34)    (.69)      (.72)     (.32)
       -----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.22    $9.44      $9.75     $9.41    $9.23    $9.46      $9.77     $9.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                    1.27%(c) 3.98%      11.85%     6.57%(c) 1.17%(c) 3.98%     11.97%     7.86% (c)
====================================================================================================================================
       Ratios to Average Net Assets:

       Expenses (e)                              .78% (c)     1.60%      1.63% .70% (c) .78% (c)     1.60%      1.58% .75% (c)

       Net investment income                     3.73% (c)    7.13%      7.06% 3.37% (c)3.79% (c)    7.13%      7.16% 3.72% (c)
      ==============================================================================================================================

     (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. (b) Calculated using average shares outstanding during the period.
     (c) Not annualized.
     (d) Commencement of offering respective class shares.
     (e) The ratios for 1998 and 1999 include expenses paid through an expense offset management. See Notes to Financial Statements.

Financial Highlights


                                                                                   Class P Shares                   Class Y Shares
                                                                              ------------------------------------------------------
                                                                                                            Six Months
                                                                              Six Months Ended  8/21/98 (d)   Ended      3/27/98 (d)
Per Share Operating Performance:                                                       6/30/99  to 12/31/98   6/30/99   to 12/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                     $9.45     $9.54     $9.44     $9.98
------------------------------------------------------------------------------------------------------------------------------------

                                 Income from investment operations


                                 Net investment income (b)                                 .38       .25       .39       .59


                                 Net realized and unrealized gain (loss) on investments
                                 and foreign currency transactions                        (.24)     (.09)     (.23)     (.54)


                                 Total from investment operations                          .14       .16       .16       .05
                 -------------------------------------------------------------------------------------------------------------------

                                 Distributions


                                 Dividends from net investment income                     (.37)     (.25)     (.39)     (.59)
                 -------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                           $9.22     $9.45     $9.21     $9.44
------------------------------------------------------------------------------------------------------------------------------------
Total Return (a) (c)                                                                      1.45%     1.73      1.82%      .55%
====================================================================================================================================

                                 Ratios to Average Net Assets:


                                 Expenses (c) (e)                                          .49%      .38%      .29%      .46%


                                 Net investment income (c)                                4.02%     2.90%     4.15%     6.24%
                ====================================================================================================================


                                        Six Months Ended
                                                 June 30,                                                    Year Ended December 31,
Supplemental Data for All Classes:                  1999            1998           1997           1996           1995          1994
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period (000)         $3,795,290      $3,540,124     $2,866,184     $2,129,421     $1,339,508      $987,613


      Portfolio turnover rate                     39.72%          86.48%         89.14%        106.79%        134.90%       147.98%
     ===============================================================================================================================

     (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions. (b) Calculated using average shares outstanding during the period.
     (c) Not annualized.
     (d) Commencement of offering respective class shares.
     (e) The ratios for 1998 and 1999 include expenses paid through an expense offset management.

Notes to Financial Statements

1. Significant Accounting Policies

Lord Abbett Bond-Debenture Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

(a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange, or, in the case of bonds and notes, in the over-thecounter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of bonds and notes. Securities traded only in the over-the-counter market are valued at the mean between the bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Short-term securities are valued at amortized cost which approximates market value. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors.

(b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

(c) Security transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Company has elected not to amortize premiums on U. S. Government bonds, which is consistent with the treatment for federal income tax purposes. Net investment income (other than distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) Prior to January 1, 1999, the Company followed the accounting practice known as equalization whereby a portion of the proceeds from the sales and costs of repurchases of capital shares was allocated to undistributed net investment income. Effective January 1, 1999, the Company discontinued the use of equalization. Such reclassification had no effect on net assets, results of operations or net asset value per share. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.

(e) The Company enters into forward currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and foreign currency holdings. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from investment and foreign currency transactions. Risks may arise due to changes in the value of the foreign cur- rency and as a result of the potential inability of the counterparties to meet the terms of their contracts.

(f) The Company along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Agreement with the Balanced Series of Lord Abbett Investment Trust pursuant to which the Underlying Funds will pay a portion of the expenses of the Balanced Series in proportion to the average daily value of shares owned by the Balanced Series. Other expenses include approximately $39,000 accrued pursuant to this Servicing Agreement.

2. Management Fee and Other Transactions with Affiliates

The Company has a management agreement with Lord, Abbett & Co. (" Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets at the following annual rates: 0.50% on the first $500 million and 0.45% on assets over $500 million.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC (" Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1, 1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0. 10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service fee and a distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service fee and a distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a plan.

Distributor received $1, 113,008 representing payment of commissions on sales of Class A shares after deducting $7, 097, 728 allowed to authorized distributors as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.

3. Distributions

Dividends   from  net   investment   income  are  paid  monthly.   Capital  gain
distributions, if any, will be made annually. At June 30, 1999, accumulated net realized loss for financial reporting purposes aggregated $39,500,583.

The Company had a capital loss carryforward as of December 31, 1998 of approximately $11, 190,000 expiring in 2003. No capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine

Notes to Financial Statements

the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. Capital

The Company has authorized 1 billion shares of $. 001 par value capital stock designated as follows: Class A -300 million shares, Class B -160 million shares, Class C- 80 million shares, Class Y- 300 million shares and Class P- 160 million shares. Paid in capital amounted to $3,969,510,771 at June 30, 1999. Transactions in shares of capital stock were as follows:

                           Six Months Ended                    Year Ended
                               June 30, 1999            December 31, 1998
                  --------------------------------------------------------------
Class A               Shares        Amount          Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    28,333,123    $266,003,650    57,590,947    $552,957,628
Shares issued to
shareholders in
reinvestment of
dividends           6,853,411      64,111,259    10,683,812     101,432,633
Total              35,186,534     330,114,909    68,274,759     654,390,261
--------------------------------------------------------------------------------
Shares reacquired (21,936,781)   (205,498,863)  (34,857,399)   (333,882,819)
Increase           13,249,753    $124,616,046    33,417,360    $320,507,442
--------------------------------------------------------------------------------

                           Six Months Ended                    Year Ended
                               June 30, 1999            December 31, 1998
                  --------------------------------------------------------------
Class B               Shares        Amount          Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    19,739,042    $185,055,013    36,377,830     $349,838,761
Shares issued to
shareholders in
reinvestment of
dividends           1,685,683      15,771,967     2,140,183      20,422,737

Total              21,424,725     200,826,980    38,518,013     370,261,498
--------------------------------------------------------------------------------
Shares reacquired  (5,435,016)    (50,916,989)   (5,892,847)    (56,423,776)
Increase           15,989,709    $149,909,991    32,625,166    $313,837,722
--------------------------------------------------------------------------------
                           Six Months Ended                    Year Ended
                               June 30, 1999            December 31, 1998
                  --------------------------------------------------------------
Class C               Shares        Amount          Shares        Amount
--------------------------------------------------------------------------------
Sales of shares    14,235,270    $133,513,060    20,409,568    $197,171,682
Shares issued to
shareholders in
reinvestment of
dividends           1,367,036      12,800,289     2,202,269      21,140,927

Total              15,602,306     146,313,349    22,611,837     218,312,609
--------------------------------------------------------------------------------
Shares reacquired  (9,128,906)    (85,550,978)  (10,531,098)   (101,040,511)
Increase            6,473,400    $ 60,762,371    12,080,739    $117,272,098
--------------------------------------------------------------------------------
                                                           August 21, 1998
                                                       (Commencement of
                           Six Months Ended      offering Class P shares) to
                               June 30, 1999            December 31, 1998
                  --------------------------------------------------------------
Class P               Shares        Amount          Shares        Amount
--------------------------------------------------------------------------------
Sales of shares        7,566         $71,166            13            $125
Shares issued to
shareholders in
reinvestment of
dividends                186           1,733            -              -

Total                  7,752          72,899            13             125
--------------------------------------------------------------------------------
Shares reacquired        (20)           (186)           -              -
Increase               7,732         $72,713)           13            $125
--------------------------------------------------------------------------------


                                                        March 27, 1998
                                                    (Commencement of
                         Six Months Ended      offering Class Y shares) to
                             June 30, 1999           December 31, 1998
                  --------------------------------------------------------------
Class Y              Shares       Amount         Shares       Amount
--------------------------------------------------------------------------------
Sales of shares     945,193  $  8,841,130     3,146,376   $30,510,652
Shares issued to
shareholders in
reinvestment of
dividends           142,792     1,333,926       112,756     1,070,184

Total             1,087,985    10,175,056     3,259,132    31,580,836
--------------------------------------------------------------------------------
Shares reacquired       -              -       (312,933)   (2,863,342)
Increase          1,087,985   $10,175,056     2,946,199   $28,717,494
--------------------------------------------------------------------------------
5. Purchases and Sales of Securities

Purchases and sales of investment securities (other than U. S. Government obligations, short-term investments and foreign currency transactions)
aggregated $1, 149,873,288 and $1, 272,937, 626, respectively. Purchases and sales of U. S. Government obligations aggregated $328,648,438 and $198,375,177, respectively. As of June 30,1999, net unrealized depreciation for federal income tax purposes aggregated $146,517, 776, of which $85,001, 681 related to appreciated securities and $231, 519,457 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was substantially the same as the cost for financial reporting purposes.

At June 30, 1999 the Company had outstanding forward currency contracts to sell foreign currency as follows:

                                 Value at                   Unrealized
Foreign Currency           Settlement Date       Current  Appreciation
Sell Contracts                 Receivable          Value (Depreciation)
--------------------------------------------------------------------------------
British Pounds,
expiring 9/13/99              $12,039,200    $11,759,949   $  279,251
--------------------------------------------------------------------------------
Deutsche Marks,
expiring 10/7/99              $ 6,693,407    $ 7,273,654   $(580,247)
--------------------------------------------------------------------------------
Total                         $18,732,607    $19,033,603   $(300,996)
--------------------------------------------------------------------------------
6. Directors' Remuneration
The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at June 30, 1999, under a deferred compensation plan, were $491, 882.

7. Line of Credit

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility (" Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to Fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is .06% per annum. There were no loans outstanding pursuant to this Facility at June 30, 1999, nor was the Facility utilized at any time during the period.

8. Expense Reduction

The Company has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Bond-Debenture Fund, Inc. as of June 30, 1999, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. at June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

[GRAPHIC OMITTED]

Deloitte & Touche LLP
New York, New York
August 13, 1999


 Lord Abbett & Company Bond-Debenture Semi

 Our Management

 Board of Directors
 Robert S. Dow
 E. Thayer Bigelow* +
 William H. T. Bush* +
 Robert B. Calhoun*
 Stewart S. Dixon* +
 John C. Jansing* *
 C. Alan MacDonald*
 Hansel B. Millican, Jr.*
 Thomas J. Neff * +
* Outside Director
+ Audit Committee

 Officers
 Robert S. Dow, Chairman and President
 Christopher J. Towle, Executive Vice
 President and Portfolio Manager
 Paul A. Hilstad, Vice President
 and Secretary
 Zane E. Brown, Vice President
 Daniel E. Carper, Vice President
 Robert G. Morris, Vice President
 Lawrence H. Kaplan, Vice President
 and Assistant Secretary
 A. Edward Oberhaus III, Vice President
 Keith F. O'Connor, Vice President
 Richard S. Szaro, Vice President
 Michael S. Goldstein, Vice President
 Thomas J. Baade, Vice President
 Donna M. McManus, Treasurer
 Joseph Van Dyke, Assistant Treasurer
 Lydia Guzman, Assistant Secretary
 Robert M. Hickey, Assistant Secretary

 Investment Manager and
 Underwriter
 Lord, Abbett & Co. and
 Lord Abbett Distributor LLC

 The General Motors Building
   767 Fifth Avenue
 New York, NY 10153-0203
  212-848-1800

 Custodian
 The Bank of New York
 New York, NY

 Transfer Agent
 United Missouri Bank of
 Kansas City, N. A.

 Shareholder Servicing Agent
 DST Systems, Inc.
 P. O. Box 419100
 Kansas City, MO 64141
   800-821-5129

 Auditors
 Deloitte & Touche LLP
 New York, NY

 Counsel
 Debevoise & Plimpton
 New York, NY

Copyright (C) 1999 by Lord Abbett Bond-Debenture Fund, Inc., 767 Fifth Avenue, New York, NY 10153-0203

This publication, when not used for the general information of shareholders of Lord Abbett Bond-Debenture Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus, which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U. S. A.

                                 Investing in the
                                   Lord Abbett
                                 Family of Funds

 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds          Tax-Free       Money
 Growth Fund                        Income Funds                                          Income Funds   Market Fund

 Developing       Research Fund -   Research Fund -  Balanced       World Bond-           National       U. S. Government
 Growth Fund*     Small-Cap Value   Large-Cap        Series***      Debenture Series      California     Securities Money
                  Series            Series                          Global Fund -         Connecticut    Market Fund ++
                  Alpha Series**    Growth &                        Income Series         Florida
                  International     Income Series                   High Yield Fund       Georgia
                  Series            Affiliated Fund                 Bond-Debenture        Hawaii
                  Mid-Cap                                           Fund                  Michigan
                  Value Fund                                        Limited Duration      Minnesota
                  Growth                                            U. S. Government      Missouri
                  Opportunities                                     Securities Series+    New Jersey
                  Fund                                              U. S. Government)     New York
                  Global Fund -                                     Securities Series+    Pennsylvania
                  Equity Series                                                           Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and understand your investment objectives and, ultimately, offering fund recommendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.

You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement
Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
http://www.lordabbett.com

*** Lord Abbett Developing Growth Fund Class A, B and C will close to new investors on 9/30/99.

*** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust International Series.

*** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U. S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.

[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
The GM Building   o 767 Fifth Avenue o  New York, NY   o    10153-0203

LABD-3-699
 (8/99)